UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ALTERA CORPORATION

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Altera Employee FAQ

1.	What was announced today?

•	Our Board of Directors has approved a transaction under which Altera will be acquired by Intel, the world’s largest semiconductor company and a proven technology leader.

2.	What are the terms of the transaction and when will it close? What approvals are required?

•	Intel announced a definitive agreement to acquire Altera for $54.00 per share in cash, representing a value of approximately $16.7 billion.

•	The transaction is expected to be completed within six to nine months.

3.	Why are we being acquired by Intel? How will Altera benefit from this transaction?

•	We believe that as part of Intel we will be able to develop innovative FPGAs and system-on-chips for our customers in all market segments.

•	We are also excited about the overall opportunities we will have as part of Intel, including being able to grow our business through enhanced innovation.

•	Together, we will drive meaningful value for our customers, partners and employees around the world.

4.	What does this mean for Altera’s employees?

•	Intel shares our belief that Altera’s employees are one of our most important resources.

•	We are excited about the opportunities we will have by joining Intel and new career opportunities may emerge for Altera employees as part of Intel.

•	Until the transaction closes, however, we remain separate companies and it is business as usual.

•	You should continue to focus on our projects and priorities and provide our customers with the high level of support that they have come to expect from us.

•	We will continue to communicate new information to you throughout the process leading up to the completion of the transaction and beyond.

5.	What are the plans to integrate our two companies? How will Altera fit into the existing structure of Intel? Who will lead the integration efforts?

•	Intel has informed us that Altera will become an Intel business unit.

•	Intel wants to preserve the value Altera brings; therefore many functions will remain intact.

•	Since we are being acquired by Intel, they will provide guidance on the important elements of our integration. As it is very early in the process, there are still many decisions to be made.

•	Both Altera and Intel will appoint integration planning leaders to ensure a smooth integration. Because this is a complex process, we expect a number of Altera employees will be involved in the integration efforts. If you are asked, we will provide you with guidance.

•	Given the complementary nature of our technology to Intel and our shared commitment to innovation, we anticipate a smooth transition.

•	We will continue to communicate new information to you throughout the process leading up to the completion of the transaction and beyond.

•	We look forward to working closely with the Intel team to ensure a smooth transition and complete the transaction as quickly as possible.

6.	Upon transaction close, where will Altera’s headquarters be located? Who will the leaders be?

•	It is still very early in the process and there are still many decisions to be made. We are committed to keeping employees informed throughout the integration process.

7.	What will happen to the Altera name and our brands?

•	As part of the integration process, the integration team will develop a plan, which will include decisions such as name and branding.

8.	How will this transaction affect compensation and benefits?

•	Intel has made it clear that they want to preserve the value that Altera brings as much as possible, and that includes the talented team at Altera. You will find out more about Intel’s compensation and benefit programs as the integration process progresses.

•	Prior to the closing of the transaction, Altera will continue its normal benefits and compensation practices.

9.	Will I be asked to relocate? Will sites / facilities be shut-down or consolidated?

•	As we just announced this today, there are still many details that need to be worked out as a part of the integration planning process.

•	We will continue to communicate new information to you throughout the process leading up to close and beyond.

10.	Will there be any layoffs as a result of this transaction? Will I get severance if my job is impacted?

•	As we are very early in the integration process, it is premature to speculate on headcount requirements. However, Intel made it clear that they want to preserve the value Altera brings as much as possible, and that includes the talented team at Altera.

•	We will continue to communicate new information to you throughout the process leading up to close and beyond.

11.	Will Altera be able to hire, promote, or make other organizational changes between now and the close of the transaction?

•	It remains business as usual through the closing of the transaction. Restrictions on organizational changes, if any, will be communicated as needed.

12.	What happens to the Altera stock or options that I own? What happens with existing RSUs, ESPP stocks, options?

•	Generally, unvested Altera equity awards (stock options, RSUs and PRSUs) held by Altera employees will convert into an equivalent Intel equity award based on the deal price.

•	All vested Altera equity awards (as well as unvested awards in certain non-U.S. countries) will be converted into the right to receive the deal price in cash (or, in the case of a stock option, the spread between the deal price and the applicable exercise price) for each Altera share underlying such equity award.

•	Additional information will be provided on administrative details of the program.

13.	Can we trade Altera shares?

•	Until the transaction is complete, trading Altera stock you own will continue to be subject to the current insider trading policy.

14.	What happens to my 401(k) or ESPP?

•	Until completion of the transaction, Altera continues to be an independent company, and our current 401(k) and ESPP programs will continue to operate per their current policies and requirements. However, going forward you will not be able to make a new election to purchase shares in the ESPP or increase your existing election.

•	Intel will provide information about their 401(k) and ESPP plans at a later date.

15.	What does this mean for our customers?

•	This transaction will bring exciting opportunities to our valued customers.

•	Intel is committed to growing our current business.

•	Additionally, we believe that as part of Intel we will be able to develop innovative FPGAs and system-on-chips for our customers in all market segments.

•	Our customers will be notified that until the transaction is completed, Altera will continue to operate as an independent company and it remains business as usual.

•	This means each of us has an important responsibility to provide our customers with the same high level of support that they have come to expect from Altera.

16.	Will there be any changes to Altera’s product roadmap?

•	We do not expect any changes to products we have already announced.

•	Intel is committed to growing our current business.

•	Additionally, we believe that as part of Intel we will be able to develop innovative FPGAs and system-on-chips for our customers in all market segments.

17.	Will Intel continue to develop ARM-based products?

•	Until the transaction is complete, we will continue to execute on our current product roadmap.

•	Intel has informed us that it plans to support and develop Altera’s ARM-based product lines.

•	Note that Intel has previously acquired companies and product lines that were ARM-based and continued to support and develop them.

18.	Will Intel keep Enpirion?

•	Intel has informed us that it plans to retain Enpirion and continue to support and develop Enpirion products.

19.	Can we enter into new agreements (e.g. with customers, partners) between now and the close of the transaction?

•	Until completion of the transaction, Altera continues to run as an independent company. You should follow normal approval processes when evaluating and negotiating agreements with customers, partners, and vendors. Restrictions on new contracts, if any, will be communicated as needed.

20.	Is there any impact on 2015 operating plans (e.g. product plans, budgets, marketing plans, IT projects)?

•	Until the transaction is completed, Altera will continue to operate as a separate company and it will be business as usual.

21.	Will any of my 2015 goals change or be eliminated?

•	Until the transaction is completed, Altera will continue to operate as a separate company and it will be business as usual. We will review the need to change goals due to changes in the environment as we always do.

22.	Can I apply for a job within Intel?

•	Until the transaction is completed, Altera and Intel will operate as independent companies, including their normal employment practices.

23.	Should I reach out to, or expect to hear from, my counterpart at Intel between now and close?

•	If you are asked to participate in integration efforts, you will be provided guidance.

•	Otherwise, you should continue to focus on your day to day responsibilities.

24.	If I know someone at Intel, can I call them?

•	As is always the case, you may not share any confidential information.

•	However, because the announcement and press release are public information, you may discuss this public information with someone you know at Intel. However, neither of you may discuss any specifics about our business, operations or financial performance.

•	Until the transaction is completed, we will continue to operate as separate companies, and you should maintain the confidentiality of any Altera information.

25.	What do I do if I’m contacted by a member of the press about the transaction?

•	Consistent with company policy, please forward any media inquiries to Sue Martenson, Senior Manager of Corporate Communications, at smartens@altera.com or 408-544-8158. Please do not comment about the transaction on social media.

26.	Is there a social media policy? Can I discuss the transaction on social media?

•	Consistent with company policy, please do not comment about the transaction on social media.

27.	What happens next?

•	As for next steps, both Altera and Intel will appoint integration planning leaders to ensure a smooth integration. Some Altera employees will be involved in integration efforts – if requested to do so, you will be provided with further guidance.

•	We look forward to working closely with the Intel team to ensure a smooth transition and complete the transaction as quickly as possible.

•	Until the transaction closes, we will continue to operate as separate companies and you should remain focused on our customers and your goals.

28.	How can I learn more about Intel?

•	Intel’s website, intel.com, and Intel’s Investor Relations website, intc.com are great places to learn more about the company and its mission, management team, financial statements, news and more.

•	Please visit http://intelacquiresaltera.transactionannouncement.com for the latest information on the transaction.

29.	Whom do I contact with questions? Where can I go for more information?

•	We will make every effort to ensure that employees are informed about developments as they occur throughout this process.

•	Many decisions still have to be made during the integration process, so answers to all of your questions may not be available until further along in the process.

•	There are many regulatory restrictions on what additional information we can provide. Subject to these restrictions, we will continue to communicate new information to you throughout the process leading up to close and beyond.

•	If you have additional questions or need guidance on matters not addressed through these FAQs or during later information updates, please contact your manager.

Additional Information and Where to Find It

Altera Corporation (the “Company”) plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the special meeting of the Company’s stockholders to be held in connection with the transaction (the “Special Meeting”). Promptly after filing its Proxy Statement in definitive form with the SEC, the Company will mail the Proxy Statement to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at the transaction website (http://intelacquiresaltera.transactionannouncement.com), at the Company’s website (http://www.Altera.com) (under “Investor”, “SEC Filings”) or by writing to Investor Relations, Altera Corporation, 101 Innovation Drive, San Jose, CA 95134.

The Company, its directors and certain executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, together with information regarding Intel or any Intel director or executive officer to the extent they may be deemed participants in the solicitation, will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2015, and in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC.

Forward-Looking Statements

This document contains forward-looking statements related to the business combination between Intel and Altera, including statements regarding the benefits and timing of the transaction as well as statements regarding Altera’s products and markets. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the following, among others: closing of the transaction may not occur or may be delayed; Altera stockholders may not approve the transaction; litigation related to the transaction or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction and there may be a loss of customers, employees or business partners as a result of the transaction. In addition, please refer to the documents that Altera files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. Readers are cautioned not to put undue reliance on forward-looking statements, and Altera assumes no obligation and does not intend to update these forward-looking statements, whether as a result of new information, future events or otherwise.